UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 24, 2004

Price Legacy Corporation

(Exact name of registrant as specified in its charter)

Maryland	0-20449	33-0628740
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

17410 Bernardo Center Drive, Suite 300 San Diego, California	92128
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (858) 675-9400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On August 24, 2004, Price Legacy Corporation, a Maryland corporation, issued the press release attached as an exhibit in Item 9.01 to this Current Report on Form 8-K, and the contents therein are incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit
Number	Description of Exhibit

99.1	Press release issued by Price Legacy Corporation on August 24, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRICE LEGACY CORPORATION

Date August 24, 2004
	By:	/s/ Jeffrey R. Fisher
	Name:	Jeffrey R. Fisher
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

99.1	Press release issued by Price Legacy Corporation on August 24, 2004.